Exhibit 12.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES‑OXLEY ACT OF 2002

I, Rudolf Franz, certify that:

1.        I have reviewed this Amendment No. 1 to the Annual Report on Form 20‑F of voxeljet AG; and

2.        Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ RUDOLF FRANZ
Rudolf Franz
Chief Financial Officer
(Principal Financial Officer)

Dated: May 13, 2020